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                                                                   EXHIBIT 10.63

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                 SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP


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               $150,000,000 5.75% SENIOR NOTES DUE APRIL 15, 2010



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                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF APRIL 11,2003

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                              LEHMAN BROTHERS INC.

                            A.G. EDWARDS & SONS, INC.


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                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of April 11, 2003, between Sun Communities Operating Limited Partnership, a Michigan limited partnership (the "PARTNERSHIP"), Sun Communities, Inc., a Maryland corporation and the general partner of the Partnership (the "GENERAL PARTNER") and Lehman Brothers Inc. and A.G. Edwards & Sons, Inc. (the "INITIAL PURCHASERS").

         This Agreement is made pursuant to the Purchase Agreement dated April 8, 2003 between the Partnership and Lehman Brothers, Inc., on behalf of itself and the Initial Purchasers (the "PURCHASE AGREEMENT"), which provides for the sale by the Partnership to the Initial Purchasers of an aggregate of $150,000,000 principal amount of the 5.75% Senior Notes due April 15, 2010 (the "NOTES") to be issued by the Partnership. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Partnership has agreed to provide to the Initial Purchasers and each of its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. DEFINITIONS.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "1933 ACT" shall mean the Securities Act of 1933, as amended from time to time.

         "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "ADDITIONAL INTEREST" shall have the meaning assigned to it in Section 2(e).

         "AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

         "BUSINESS DAY" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

         "CLOSING DATE" shall have the meaning assigned to it in the Purchase Agreement.

         "EFFECTIVENESS DEADLINE" shall have the meaning set forth in Section 2(a) hereof.

         "EXCHANGE DATES" shall have the meaning set forth in Section 2(ii) hereof.

         "EXCHANGE OFFER" shall mean the exchange offer by the Partnership of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

         "EXCHANGE OFFER REGISTRATION" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

         "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein covering the Exchange Offer.

         "EXCHANGE NOTES" shall mean securities issued by the Partnership under the Indenture containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from April 11, 2003 and (ii) the Exchange Notes will not contain restrictions on transfer or bear a restrictive legend) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

         "GENERAL PARTNER" shall have the meaning set forth in the preamble to this Agreement.

         "HOLDER" shall mean each owner of any Registrable Notes.

         "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c) hereof.

         "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c) hereof.

         "INDENTURE" shall mean the Indenture dated as of April 24, 1996 and supplemented August 20, 1997, among the Partnership, the General Partner and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, relating to the Notes, as the same may be further amended or supplemented from time to time in accordance with the terms thereof.

         "INITIAL PURCHASERS" shall have the meaning set forth in the preamble to this Agreement.

         "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided that whenever the



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

consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Partnership or any of its "affiliates" (as such term is defined in Rule 144 under the 1933 Act) (other than the Initial Purchasers, it being understood and agreed that none of the Initial Purchasers nor any of its respective subsidiaries, parents or affiliates shall be deemed affiliates of the Partnership for purposes of this definition, and other than subsequent holders of Registrable Notes if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount. In cases where this Agreement shall permit or require any action or determination to be made by, for example, a majority in principal amount of Registrable Notes being sold or included in a Shelf Registration or offering or affected by an amendment, the procedures specified in the proviso to the foregoing sentence shall be applied.

         "NOTES" shall have the meaning set forth in the preamble to this Agreement.

         "PARTICIPATING BROKER-DEALER" shall have the meaning specified in
Section 4(a) of this Agreement.

         "PARTNERSHIP" shall have the meaning set forth in the preamble to this Agreement and shall also include the Partnership's successors.

         "PERSON" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization or other entity, or a government or agency or political subdivision thereof.

         "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated or deemed to be incorporated by reference therein.

         "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

         "REGISTRABLE NOTES" shall mean the Notes; provided, however, that the Notes shall cease to be Registrable Notes (i) when a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement,
(ii) when such Notes are eligible for sale to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act,
(iii)


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

when such Notes are distributed to the public with no restrictive legend pursuant to Rule 144 of the Act or (iv) when such Notes shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" shall mean all expenses incident to performance of or compliance by the Partnership with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of the Partnership and the General Partner in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Partnership and the reasonable fees and disbursements (not to exceed $25,000 in the aggregate in the event that neither the Exchange Offer Registration Statement nor the Shelf Registration Statement shall be reviewed or subject to comments by the SEC) of one counsel for the Holders (which counsel shall be Hogan & Hartson L.L.P. unless another firm shall be chosen by the Majority Holders) and (viii) the fees and disbursements of the independent public accountants of the Partnership and of any other Person or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Registration Statement, including the expenses of any special audits or "cold comfort" or similar letters required by or incident to such performance and compliance. Notwithstanding the foregoing, Holders shall be responsible for fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clauses (ii) and (vii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

         "REGISTRATION STATEMENT" shall mean any registration statement of the Partnership that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "SHELF REGISTRATION" shall mean a registration effected pursuant to
Section 2(b) hereof.



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

         "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Partnership pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Notes (but no other securities unless approved by the Holders whose Registrable Notes are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

         "TIA" shall have the meaning set forth in Section 3(l) hereof.

         "TRUSTEE" shall mean the trustee with respect to the Notes under the Indenture.

         "UNDERWRITER" shall have the meaning set forth in the last paragraph of
Section 3 of this Agreement.

         "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which Registrable Notes are sold to an Underwriter or Underwriters for reoffering to the public.

         "VOLUNTARY SUSPENSION NOTICE" shall have the meaning set forth in
Section 2(b) hereof.

         2. REGISTRATION UNDER THE 1933 ACT.

         (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Partnership shall (A) use its best efforts to cause the Exchange Offer Registration Statement to be filed and declared effective under the 1933 Act not later than 180 days after the Closing Date (the "EFFECTIVENESS DEADLINE"), (B) use its best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (C) use its best efforts to cause the Exchange Offer to be consummated as promptly as practicable, but in any event not later than the date that is 45 days after the Effectiveness Deadline. The Partnership shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and Partnership documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                    (i) that the Exchange Offer is being made pursuant to this
               Registration Rights Agreement and that all Registrable Notes validly tendered and not withdrawn will be accepted for exchange;





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

                    (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "EXCHANGE DATES");

                    (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not thereafter be entitled to receive any Additional Interest or be entitled to any registration rights under this Agreement;

                    (iv) that Holders electing to have a Registrable Security
               exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letter of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the Exchange Offer Prospectus or the accompanying documents prior to the time the Exchange Offer terminates (which shall not be earlier than 500 p.m., New York City time) on the last Exchange Date; and

                    (v) that Holders will be entitled to withdraw their
               election, not later than the time the Exchange Offer terminates (which shall not be earlier than 5:00 p.m., New York City time) on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New
               York) specified in the Exchange Offer Prospectus or the accompanying documents a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged.

         As soon as reasonably practicable after the last Exchange Date, the Partnership shall:

                    (i) accept for exchange all Registrable Notes or portions
               thereof validly tendered and not withdrawn pursuant to the Exchange Offer; and

                    (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Partnership and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Note equal in principal amount to the principal amount of the Registrable Notes surrendered by such Holder.

         The Partnership shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act,


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

the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Partnership shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

         Each Holder participating in the Exchange Offer shall be required to represent to the Partnership that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder has no arrangement or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the 1933 Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the 1933 Act, of the Partnership or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes within the meaning of the 1933 Act, and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes in exchange for Registrable Notes that were acquired for its own account as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a Prospectus in connection with any resale of such Exchange Notes.

         Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Exchange Notes held by the Initial Purchasers and Participating Broker-Dealers, and the Partnership shall have no further obligation to register the Registrable Notes held by any Holder other than the Initial Purchasers and Participating Broker-Dealers.

         (b) In the event that (i) the Partnership determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or the Exchange Offer may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is for any other reason not consummated within 45 days following the Effectiveness Deadline, or (iii) the Exchange Offer has been completed and the Initial Purchasers have determined, based upon the opinion of legal counsel, that a Registration Statement must be filed or a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Notes (and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales), the Partnership shall use its best efforts to cause to be



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

filed as soon as reasonably practicable after such determination date or date that notice of such determination by the Initial Purchasers is given to the Partnership, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes and to use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as reasonably practicable. In the event the Partnership is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Partnership shall use its best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by the Initial Purchasers after completion of the Exchange Offer. The Partnership agrees to use its best efforts to keep the Shelf Registration Statement continuously effective and to keep the related Prospectus current until the expiration of the period referred to in Rule 144(k) with respect to the Registrable Notes or such shorter period that will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or shall be eligible for sale to the public pursuant to Rule 144(k) (or similar provision then in force, but not Rule l44A) under the 1933 Act or shall have ceased to be outstanding; provided, however, that if there is a possible acquisition or business combination or other transaction, business development or event involving the Partnership or the General Partner that would require disclosure in the Shelf Registration Statement or the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus and the Partnership determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Partnership, the General Partner or its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement or the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus would be impracticable, the Partnership shall give the Holders notice (a "VOLUNTARY SUSPENSION NOTICE") to suspend use of the Prospectus relating to the Shelf Registration Statement, and the Holders hereby agree to suspend use of such Prospectus until the Partnership has amended or supplemented such Prospectus or has notified the Holders that use of the then current Prospectus may be resumed as provided in the penultimate paragraph of Section 3. In the case of any Voluntary Suspension Notice, the Partnership shall not be required to disclose in such notice the possible acquisition or business combination or other transaction, business development or event as a result of which such notice shall have been given if the Partnership determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential and, while such Voluntary Suspension Notice is in effect, the Partnership shall not be required to amend or supplement the Shelf Registration Statement, the documents incorporated or deemed to be incorporated by reference therein or the related



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

Prospectus to reflect such possible acquisition or business combination or other transaction, business development or event, but shall use its best efforts to maintain the effectiveness of such Shelf Registration Statement. Upon the abandonment, consummation, termination or public announcement or other public disclosure of the possible acquisition or business combination or other transaction, or if the applicable business development or event shall cease to exist or shall be publicly disclosed, then the Partnership shall promptly comply with this Section 2(b) and Sections 3(b), 3(e)(iv) (if applicable), 3(i) (if applicable) and the penultimate paragraph in Section 3 hereof and notify the Holders that disposition of Registrable Notes may resume; provided that, if
Section 3(i) shall require an amendment or supplement to the Shelf Registration Statement or the related Prospectus, then such resumption shall not occur until the Partnership shall have delivered copies of the supplemented or amended Prospectus contemplated by Section 3(i) to the applicable Holders. Notwithstanding anything contained herein to the contrary, the right of the Partnership to suspend use of the Prospectus pursuant to this paragraph shall be subject to the limitation set forth in the last sentence of the penultimate paragraph of Section 3. The Partnership further agrees to supplement or amend the Shelf Registration Statement and/or the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Partnership for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement and/or the related Prospectus to become usable as soon as thereafter reasonably practicable, subject to the right of the Partnership, on the terms and subject to the conditions described elsewhere in this Section 2(b), to suspend its obligation to amend or supplement the Shelf Registration Statement and/or the related Prospectus by giving a Voluntary Suspension Notice. The Partnership agrees to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

         (c) The Partnership shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) including, but not limited to, the reasonable fees and expenses of one counsel to the Initial Purchasers (which shall be Hogan & Hartson L.L.P. unless another firm shall be chosen by the Majority Holders) incurred in connection with the Exchange Offer (not to exceed $25,000 in the aggregate in the event that neither the Exchange Offer Registration Statement nor the Shelf Registration Statement shall be reviewed or subject to comments by the SEC). Except as otherwise provided herein, each Holder shall pay all fees and expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.



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

         (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

         (e) Additional cash interest (the "ADDITIONAL INTEREST") shall be payable by the Partnership in respect of the Notes as follows:

                    (i) If neither an Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective within 180 days following the Closing Date, then commencing on and including the 181st day after the Closing Date, in addition to the interest otherwise payable on the Notes, Additional Interest will accrue and be payable on the Notes at the rate of 0.50% per annum; or

                    (ii) If either (A) the Partnership has not exchanged
               Exchange Notes for all Registrable Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the date that is 45 days after the Effectiveness Deadline, or (B) if applicable, the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all of the Registrable Notes covered by the Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
               144A) under the 1933 Act or shall have ceased to be outstanding, then, in addition to the interest otherwise payable on the Notes, Additional Interest will accrue and be payable on the Notes at the rate of 0.50% per annum from and including (x) the day (whether or not a Business Day) immediately succeeding the 45th day after the Effectiveness Deadline, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective, in the case of (B) above.

Notwithstanding the foregoing, the Additional Interest on the Notes may in no event exceed 0.50% per annum. In addition, Additional Interest shall cease to accrue: (1) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (in the case of (i) above), or (2) upon the exchange of Exchange Notes for all Registrable Notes validly tendered and not withdrawn in the Exchange Offer or upon the effectiveness of the Shelf Registration Statement that had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all of the Registrable Notes covered by the Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or are eligible to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding (in the case of (ii) above).

         Any amount of Additional Interest due pursuant to clauses (i) or (ii) of the preceding paragraph will be payable in cash and will be payable on the same dates on which interest is otherwise payable on the Notes and to the same Persons who are entitled to receive those payments of interest on the Notes. The amount of Additional Interest payable for any period will be determined by multiplying the Additional Interest rate, which will be 0.50% per annum, by the principal amount of the Notes and then multiplying the product by a fraction, the numerator of which is the number of days that the Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months) and the denominator of which is 360.

         (f) Without limiting the remedies available to the Initial Purchasers and the Holders, the Partnership acknowledges that any failure by the Partnership to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Partnership's obligations under
Section 2(a) and Section 2(b) hereof, provided that, without limiting the ability of the Initial Purchasers or any Holder to specifically enforce such obligations, in the case of any terms of this Agreement for which Additional Interest pursuant to 2(e) is expressly provided as a remedy for a violation of such terms, such Additional Interest shall be the sole and exclusive monetary damages for such a violation.

         3. REGISTRATION PROCEDURES.

         In connection with the obligations of the Partnership with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Partnership shall as expeditiously as possible:

         (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Partnership and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

         (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and, subject to the Partnership's rights to suspend the use of the Prospectus relating to the Shelf Registration Statement pursuant to Section 2(b) of this Agreement on the terms and subject to the conditions set forth in such Section 2(b), cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act if required by such Rule and to keep each Prospectus current during the period described under
Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

         (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and the Partnership consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Notes and any such Underwriter in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

         (d) use its best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that the Partnership shall not be required to (i) qualify as a foreign Person or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

         (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the happening of any event during the period a Shelf Registration Statement is effective which makes any material statement made in such Registration Statement or the related Prospectus untrue in any material respect or as a result of which the Shelf Registration Statement or the related Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading (but subject to the right of the Partnership, under the circumstances set forth in Section 2(b) of this Agreement, not to disclose the nature of such event) and (v) of any determination by the Partnership that a post-effective amendment to a Registration Statement would be appropriate;

         (f) use best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as reasonably possible and provide notice as promptly as practicable to each Holder of the withdrawal of any such order;

         (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Notes;

         (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(iv) hereof but subject to the Partnership's right to suspend the use of the related Prospectus pursuant to Section 2(b) on the terms and subject to the conditions set forth in such Section 2(b), use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Partnership agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Partnership has amended or supplemented the Prospectus to correct such misstatement or omission;

         (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel), and the Partnership shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus, except for an amendment of the Registration Statement or any Prospectus by a filing of the Partnership required under the 1934 Act, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of a majority of aggregate principal amount of outstanding Registrable Notes or their counsel) shall reasonably object in a timely manner.

         (k) obtain a CUSIP, and any other appropriate security identification number, for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement;

         (1) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

         (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Notes, the Initial Purchasers if participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders and reasonably acceptable to the Partnership and in a manner that is reasonable and customary for shelf offerings by companies regularly filing reports under the 1934 Act, as amended, all material financial and other pertinent records and documents of the Partnership, cause the appropriate officers of the Partnership to make themselves reasonably available for "due diligence" conferences of the nature customary in connection with shelf offerings by companies regularly filing reports under the 1934 Act, as amended, and cause the officers, directors and employees of the Partnership to supply all material information reasonably requested by any such representative of the Holders, Initial Purchasers, attorney or accountant in connection with a Shelf Registration Statement;

         (n) use its best efforts to cause the Exchange Notes or Registrable Notes, as the case may be, to be rated by Standard Poor's Rating Group and Moody's Investor Service, Inc. or two other nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933
Act);

         (o) if reasonably requested by any Holder of Registrable Notes covered by a Shelf Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Partnership has received notification of the matters to be incorporated in such filing; and

         (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other appropriate actions in connection therewith (including those reasonably requested by the Holders of a majority of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Notes with respect to the business of the Partnership and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Partnership (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriters of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Partnership (and, if necessary, any other certified public accountant of any subsidiary of the Partnership, or of any Person or business acquired by the

Partnership for which financial statements and financial data are or are required to be included in the Registration Statement or in the documents incorporated or deemed to be incorporated therein) addressed to each selling Holder and Underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Notes being sold or the Underwriters, and which are customarily delivered in underwritten offerings to evidence the continued validity of the representations and warranties of the Partnership made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

         In the case of a Shelf Registration Statement, the Partnership may require each Holder of Registrable Notes to furnish to the Partnership such information regarding the Holder and the proposed distribution by such Holder of such Registrable Notes as the Partnership may from time to time reasonably request in writing. The Partnership may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

         In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section 3(e)(iv) hereof or upon receipt of any Voluntary Suspension Notice pursuant to Section 2(b) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to such Shelf Registration Statement until either (x) such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or (y) solely in the case of a Voluntary Suspension Notice, the Partnership shall have notified such Holder that disposition of Registrable Notes may be resumed using the then current Prospectus, and, if so directed by the Partnership in the case of clause (x), such Holder will deliver to the Partnership (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Partnership shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Registration Statement, the Partnership shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or the Holders shall have received notice that disposition of Registrable Notes may be resumed using the then current Prospectus as the case may be. Notwithstanding anything contained herein to the contrary, the Partnership may give any such notice only twice during any 365 day period and any such suspensions may not exceed 45 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

         The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "UNDERWRITERS") that will administer the offering will be selected by the Majority Holders of the Registrable Notes included in such offering.

         4. PARTICIPATION OF BROKER-DEALERS IN EXCHANGE OFFER.

         (a) The Partnership shall require each Holder who wishes to exchange Registrable Notes for Exchange Notes in the Exchange Offer to represent that (i) it is neither an affiliate of the Partnership nor a broker-dealer tendering Notes acquired directly from the Partnership for its own account, (ii) any Exchange Notes to be received by it are being acquired in the ordinary course of its business and (iii) at the time of commencement of the Exchange Offer, it has no arrangement with any person to participate in a distribution (within the meaning of the 1933 Act) of the Exchange Notes. The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes in the Exchange Offer in exchange for Registrable Notes that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities (a "PARTICIPATING BROKER-DEALER"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

         The Partnership understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

         (b) In light of the above, notwithstanding the other provisions of this Agreement, the Partnership agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

         (i) the Partnership shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Partnership to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

         (ii) the application of the Shelf Registration procedures set forth in
Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Partnership by the Initial Purchasers or with the reasonable request in writing to the Partnership by one or more broker-dealers who certify to the Initial Purchasers and the Partnership in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Partnership shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Lehman Brothers Inc. unless such entity elects not to act as such representative, (y) to pay the reasonable fees and expenses (not to exceed $25,000 in the aggregate in the event that neither the Exchange Offer Registration Statement nor the Shelf Registration Statement shall be reviewed or subject to comments by the SEC) of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" or similar letter relating to the Partnership (plus only one, if any, "cold comfort" or similar letter with respect to any other Person or businesses whose financial statements or financial data are included or incorporated or deemed to be incorporated by reference in the Exchange Offer Registration Statement) with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, which includes or incorporates by reference financial statements or financial data, effected during the period specified in clause (i) above.

         (c) None of the Initial Purchasers shall have any liability to the Partnership or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

         5. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Partnership agrees to indemnify and hold harmless each of the Initial Purchasers, each Holder and each Person, if any, who controls any of the Initial Purchasers or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any of the Initial Purchasers or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation but subject to Section 5(c) below, any legal or other expenses reasonably incurred by any of the Initial Purchasers, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated or deemed to be incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Partnership shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were, made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Initial Purchasers or any Holder furnished to the Partnership in writing through any of the Initial Purchasers or any selling Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Partnership will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls any such Persons (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Partnership, each of the Initial Purchasers and the other selling Holders, and each of their respective directors, each of the officers of the Partnership who sign the Registration Statement and each Person, if any, who controls the Partnership, any of the Initial Purchasers and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Partnership to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Partnership in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for the Initial Purchasers and all Persons, if any, who control any of the Initial Purchasers within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for the Partnership, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Partnership within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control any of the Initial Purchasers, such firm shall be designated in writing by the Initial Purchasers. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Partnership. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified

Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 5 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Parties on the one hand and of the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Partnership and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Notes of such Holders that were registered pursuant to a Registration Statement.

         (e) The Partnership and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any provisions of this
Section 5 to the contrary, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(F) of the 1933
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

         (f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any of the Initial Purchasers, any Holder or any Person controlling any of the Initial Purchasers or any Holder, or by or on behalf of the Partnership, its officers or directors or any Person controlling the Partnership, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

         6. MISCELLANEOUS.

         (a) No Inconsistent Agreements. The Partnership has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Partnership's other issued and outstanding securities under any such agreements.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Partnership has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Partnership by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, c/o Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022,
Attention: Office of the General Counsel (Fax: 212-526-2648), with a copy to Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109, Attention: J. Warren Gorrell, Jr. & Stuart A. Barr (Fax:
202-637-5910); and (ii) if to the Partnership, initially at the Partnership's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 6(c).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. None of the Initial Purchasers shall have any liability or obligation to the Partnership with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

         (e) Purchases and Sales of Notes. The Partnership shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Notes.

         (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Partnership, on the one hand, and the Initial Purchasers, on the other hand, and each of them shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              SUN COMMUNITIES OPERATING
                                              LIMITED PARTNERSHIP

                                              By: Sun Communities, Inc.,
                                                  General Partner

                                              By: /s/ Jeffrey P. Jorissen
                                                 -------------------------------
                                                 Name: Jeffrey P. Jorissen
                                                 Title: Chief Financial Officer,
                                                        Treasurer, Secretary &
                                                        Executive Vice President


                                              SUN COMMUNITIES, INC.

                                              By: /s/ Jeffrey P. Jorissen
                                                 -------------------------------
                                                 Name: Jeffrey P. Jorissen
                                                 Title: Chief Financial Officer,
                                                        Treasurer, Secretary &
                                                        Executive Vice President

Confirmed and accepted on behalf
of all Initial Purchasers as
of the date first above written:

LEHMAN BROTHERS INC.


By: /s/ Kevin Smith
    ------------------------
Name: Kevin Smith
Title: Senior Vice President





















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